Business Acquisitions - Schedule of Pro Forma Consolidated Financial Information (Details) - Linetec - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Business Acquisition [Line Items]
Total operating revenues	$ 3,037,209	$ 2,626,721
Net income attributable to Southwest Gas Holdings, Inc.	$ 187,642	$ 192,368
Basic earnings per share (in USD per Share)	$ 3.80	$ 4.01
Diluted earnings per share (in USD per Share)	$ 3.79	$ 4.01